UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 12, 2011

(Date of earliest event reported)

DARDEN RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1000 Darden Center Drive, Orlando, Florida 32837

(Address of principal executive offices, including zip code)

(407) 245-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Darden Restaurants, Inc. (the “Company”) issued a news release dated October 12, 2011, entitled “Darden Restaurants, Inc. Announces Agreement with Eddie V’s Restaurants, Inc. to Purchase Eddie V’s Prime Seafood and Wildfish Seafood Grille Restaurant Brands,” a copy of which is filed as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99	News release dated October 12, 2011, entitled “Darden Restaurants, Inc. Announces Agreement with Eddie V’s Restaurants, Inc. to Purchase Eddie V’s Prime Seafood and Wildfish Seafood Grille Restaurant Brands.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ C. Bradford Richmond
C. Bradford Richmond Senior Vice President and Chief Financial Officer

Date: October 12, 2011

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99	News release dated October 12, 2011, entitled “Darden Restaurants, Inc. Announces Agreement with Eddie V’s Restaurants, Inc. to Purchase Eddie V’s Prime Seafood and Wildfish Seafood Grille Restaurant Brands.”

4